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                                                           EXHIBIT 23.1


                        CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 3, 1998, relating to the financial statements of Triangle Pharmaceuticals, Inc. which appears in the Registration Statement on Form S-3 (File No. 333-47627) of Triangle Pharmaceuticals, Inc. dated March 10, 1998.

/s/ Price Waterhouse LLP


Raleigh, North Carolina
April 8, 1998